Exhibit 99.1

Sangamo Therapeutics, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

On July 20, 2018, Sangamo Therapeutics, Inc. (the “Company” or “Sangamo”) entered into a Share Purchase Agreement (the “SPA”) with certain shareholders of TxCell S.A., a French société anonyme (“TxCell”), and the Company and TxCell entered into a Tender Offer Agreement (the “TOA”), pursuant to which the Company agreed to acquire 100% of the equity interests of TxCell (the “Acquisition”). On October 1, 2018 (the “Acquisition Date”), the Company completed the acquisition of 13,519,036 ordinary shares of TxCell (“TxCell Ordinary Shares”), representing approximately 53% of the outstanding share capital and voting rights of TxCell, pursuant to the SPA (the “Block Transaction”).

The Company also entered into arrangements with the holders of approximately 477,000 “free shares” of TxCell pursuant to which the Company has the right to purchase (call option) such shares from the holders thereof and such holders have the right to sell (put option) to the Company such shares from time to time through mid-2021 (the “Free Shares Options”). Of the 477,000, approximately 453,000 are related to vested free shares, with the remaining related to unvested free shares. The purchase price for each such free share acquired by the Company upon exercise of a Free Shares Option will be based on the performance of the Company’s stock price from the announcement of the transactions contemplated by the SPA and TOA through the time of purchase (as of the Acquisition Date, the Free Shares Options purchase price was €2.58 per share or approximately $2.99 per share using an exchange rate of 1.160). For example, if the Company’s stock price increases during that time period, the Free Shares Options purchase price per share will proportionately increase. However, if the Company’s stock price decreases the Free Shares Options purchase price is limited to a minimum purchase price of €2.58 per share, subject to certain exceptions. The fair value of the Free Shares Options was estimated to be $190,000, based on an option pricing method, and such value is included in the purchase consideration. The fair value of the Free Shares Options will vary based on future changes in the Company’s stock price during the option period with such changes in fair value being recognized in operations. The fair value of the outstanding shares of TxCell to which the Free Share Options relate is recorded as a noncontrolling interest.

In September 2018, the Company also provided TxCell with a $5.2 million loan (the “TxCell Loan”) that was deemed to be part of the purchase consideration for accounting purposes. The TxCell Loan, together with the cash paid to acquire the TxCell Ordinary Shares in the Block Transaction, or $40.5 million, and the estimated fair value of the Free Shares Options, or $190,000, comprise the aggregate purchase consideration of $45.9 million as of the Acquisition Date. The estimated fair value of the net assets acquired as of the Acquisition Date was approximately $81.7 million.

On November 1, 2018, pursuant to the TOA, the Company commenced a cash tender offer (the “Offer”) to acquire all of the TxCell Ordinary Shares not held by the Company or any subsidiary of the Company for the same per share price paid in the Block Transaction (€2.58 or approximately $2.99 per share at an exchange rate of 1.160) (the “Offer Price”). Following the completion of the Offer on November 23, 2018, the Company initiated compulsory squeeze-out procedures applicable to French public companies to acquire the remaining TxCell Ordinary Shares for the Offer Price, other than the free shares subject to the Free Share Options. Subsequent to the Acquisition Date and through December 31, 2018, the Company acquired 11,528,635 TxCell Ordinary Shares which, when aggregated with the 13,519,036 Ordinary Shares acquired at the Acquisition Date, resulted in the Company owning 98.2% of all TxCell Ordinary Shares as of December 31, 2018. The 11,528,635 shares acquired subsequent to the Acquisition Date were acquired for total consideration of approximately $33.9 million, or $2.94 per share. As of December 31, 2018, the aggregate purchase consideration was approximately $80.4 million through the completion of this purchase, with approximately 453,000 Ordinary Shares (vested free shares), which remain outstanding and are subject to purchase by the Company as noted above, with an estimated fair value of approximately $1.3 million.

The consolidated balance sheet of the Company as of December 31, 2018, as included in its Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 1, 2019 (the “Sangamo 10-K”), reflects the Acquisition. As a consequence, an unaudited pro forma condensed combined balance sheet is not included herein.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018 is presented as if the Acquisition had occurred on January 1, 2018. The unaudited pro forma condensed combined statement of operations is based on the historical financial statements of the Company and TxCell after giving effect to the Acquisition (using the acquisition method of accounting) and the assumptions and adjustments described in the accompanying notes. The pro forma adjustments reflect events that are directly attributable to the Acquisition and that are expected to have a continuing impact on the combined results of the Company in future periods. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018 combines the Company’s consolidated statement of operations for the year ended December 31, 2018 with TxCell’s unaudited statement of operations for the nine months ended September 30, 2018. Operations of the acquired TxCell business are reflected in the consolidated statement of operations of the Company as of the October 1, 2018 Acquisition Date.

The unaudited pro forma condensed combined statement of operations, including the notes thereto, do not reflect any potential cost savings or other synergies that may be associated with the Acquisition. The unaudited pro forma condensed combined statement of operations is presented for illustrative purposes only and is not necessarily indicative of the combined results of operations for future periods or the results that would have been achieved if the Acquisition had been consummated on January 1, 2018. The pro forma adjustments are based upon information and assumptions available to the Company at the time of filing of the Company’s Current Report on Form 8-K to which these unaudited pro forma condensed combined statement of operations are attached as Exhibit 99.1.

The unaudited pro forma condensed combined statement of operations should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto and other financial information pertaining to the Company contained in the Sangamo 10-K and the historical unaudited financial statements of TxCell as of and for the nine months ended September 30, 2018 included in Exhibit 99.2 to the Company’s Current Report on Form 8-K/A filed with the SEC on January 7, 2019.

Sangamo Therapeutics, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Twelve Months ended December 31, 2018

(In thousands, except per share amounts)

	(1) Sangamo Historical	(2) TxCell Historical US GAAP (in USD)		Pro Forma Adjustments	Pro Forma combined
Revenues:
Collaboration agreements	$84,065	$—			$84,065
Research grants	387	1,730			2,117

Total revenues	84,452	1,730			86,182
Operating expenses:
Research and development	114,866	8,802			123,668
General and administrative	46,736	3,528	A	(1,497)	48,767

Total operating expenses	161,602	12,330			172,435

Loss from operations	(77,150)	(10,600)			(86,253)
Interest and other income (loss), net	8,261	(1,077)	B	(399)	6,785

Loss before income taxes	(68,889)	(11,677)			(79,468)
Income taxes	—	—			—

Net loss	(68,889)	(11,677)			(79,468)
Net loss attributable to non-controlling interest	(555)	—	C	(208)	(763)

Net loss attributable to Sangamo Therapeutics, Inc. stockholders	$(68,334)	$(11,677)			$(78,705)

Loss per share
Basic and diluted net loss per share attributable to Sangamo Therapeutics, Inc. stockholders	$(0.70)				$(0.81)
Shares used in computing basic and diluted net loss per share attributable to Sangamo Therapeutics, Inc. stockholders	96,941				96,941

(1)	Sangamo consolidated statement of operations for twelve months ended December 31, 2018. See Annual Report on Form 10-K filed with the SEC on March 1, 2019.

(2)	TxCell unaudited statement of operations for the nine months ended September 30, 2018. See Current Report on Form 8-K/A filed with the SEC on January 7, 2019.

See the accompanying Notes to Unaudited Pro Forma Condensed Combined Statement of Operations.

Sangamo Therapeutics, Inc.

Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

1.	Description of Transactions and Basis of Presentation

Description of Transactions

On July 20, 2018, Sangamo Therapeutics, Inc. (the “Company” or “Sangamo”) entered into a Share Purchase Agreement (the “SPA”) with certain shareholders of TxCell S.A., a French société anonyme (“TxCell”), and the Company and TxCell entered into a Tender Offer Agreement (the “TOA”), pursuant to which the Company agreed to acquire 100% of the equity interests of TxCell (the “Acquisition”). On October 1, 2018 (the “Acquisition Date”), the Company completed the acquisition of 13,519,036 ordinary shares of TxCell (“TxCell Ordinary Shares”), representing approximately 53% of the outstanding share capital and voting rights of TxCell, pursuant to the SPA (the “Block Transaction”).

The Company also entered into arrangements with the holders of approximately 477,000 “free shares” of TxCell pursuant to which the Company has the right to purchase (call option) such shares from the holders thereof and such holders have the right to sell (put option) to the Company such shares from time to time through mid-2021 (the “Free Shares Options”). Of the 477,000, approximately 453,000 are related to vested free shares, with the remaining related to unvested free shares. The purchase price for each such free share acquired by the Company upon exercise of a Free Shares Option will be based on the performance of the Company’s stock price from the announcement of the transactions contemplated by the SPA and TOA through the time of purchase (as of the Acquisition Date, the Free Shares Options purchase price was €2.58 per share or approximately $2.99 per share using an exchange rate of 1.160). For example, if the Company’s stock price increases during that time period, the Free Shares Options purchase price per share will proportionately increase. However, if the Company’s stock price decreases the Free Shares Options purchase price is limited to a minimum purchase price of €2.58 per share, subject to certain exceptions. The fair value of the Free Shares Options was estimated to be $190,000, based on an option pricing method, and such value is included in the purchase consideration. The fair value of the Free Shares Options will vary based on future changes in the Company’s stock price during the option period with such changes in fair value being recognized in operations. The fair value of the outstanding shares of TxCell to which the Free Share Options relate is recorded as a noncontrolling interest.

In September 2018, the Company also provided TxCell with a $5.2 million loan (the “TxCell Loan”) that was deemed to be part of the purchase consideration for accounting purposes. The TxCell Loan, together with the cash paid to acquire the TxCell Ordinary Shares in the Block Transaction, or $40.5 million, and the estimated fair value of the Free Shares Options, or $190,000, comprise the aggregate purchase consideration of $45.9 million as of the Acquisition Date. The estimated fair value of the net assets acquired as of the Acquisition Date was approximately $81.7 million.

On November 1, 2018, pursuant to the TOA, the Company commenced a cash tender offer (the “Offer”) to acquire all of the TxCell Ordinary Shares not held by the Company or any subsidiary of the Company for the same per share price paid in the Block Transaction (€2.58 or approximately $2.99 per share at an exchange rate of 1.160) (the “Offer Price”). Following the completion of the Offer on November 23, 2018, the Company initiated compulsory squeeze-out procedures applicable to French public companies to acquire the remaining TxCell Ordinary Shares for the Offer Price, other than the free shares subject to the Free Share Options. Subsequent to the Acquisition Date and through December 31, 2018, the Company acquired 11,528,635 TxCell Ordinary Shares which, when aggregated with the 13,519,036 Ordinary Shares acquired at the Acquisition Date, resulted in the Company owning 98.2% of all TxCell Ordinary Shares as of December 31, 2018. The 11,528,635 shares acquired subsequent to the Acquisition Date were acquired for total consideration of approximately $33.9 million, or $2.94 per share. As of December 31, 2018, the aggregate purchase consideration was approximately $80.4 million through the completion of this purchase, with approximately 453,000 Ordinary Shares (vested free shares), which remain outstanding and are subject to purchase by the Company as noted above, with an estimated fair value of approximately $1.3 million.

Basis of Presentation

The unaudited pro forma condensed combined statement of operations has been prepared based on the Company’s and TxCell’s historical financial information, giving effect to the Acquisition and related adjustments described in these notes. The Company prepares its consolidated financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Certain note disclosures normally included in the financial statements prepared in accordance with U.S. GAAP have been condensed or omitted as permitted by the Securities and Exchange Commission rules and regulations.

The Company accounts for business combinations in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 805, “Business Combinations”. The consideration transferred for the Acquisition has been allocated to the assets acquired and liabilities assumed based on their fair values. The Company expects the allocation of the consideration transferred to be final within the measurement period (up to one year from the Acquisition Date).

2.	Purchase Consideration

Pursuant to the Block Transaction, on the Acquisition Date, the Company purchased 13,519,036 TxCell Ordinary Shares at a per share price equal to the Offer Price, or approximately $40.5 million in the aggregate. After the completion of the Block Transaction, the Company paid cash to acquire an additional 11,528,635 TxCell Ordinary Shares (such shares, the “Additional Shares”) for $2.94 per share for total consideration of approximately $33.9 million via open market purchases, the Offer, and the squeeze-out procedures through December 31, 2018 (as of the Acquisition Date, the estimated purchase price for the Additional Shares was $2.99 per share using the exchange rate of 1.160, for total estimated consideration of $34.5 million). Further, the TxCell Loan is considered part of the purchase consideration. Also included in the purchase consideration is the fair value of the Free Shares Options of approximately $190,000 as of the Acquisition Date, based on an option pricing method. The fair value of the Free Shares Options will vary based on future changes in the Company’s stock price during the option period with such changes in fair value being recognized in operations. As of December 31, 2018 the aggregate purchase consideration was approximately $80.4 million, with approximately 453,000 TxCell Ordinary Shares (vested free shares), which remain outstanding and are subject to purchase by the Company, with an estimated fair value of approximately $1.3 million. The aggregate purchase consideration of $80.4 million computed as of the Acquisition Date is as follows (in thousands):

Cash paid to purchase TxCell Ordinary Shares in the Block Transaction	$40,499
Estimated cash payable to acquire the Additional Shares	34,516
TxCell Loan	5,222
Estimated fair value of the Free Shares Options	190

Total	$80,427

3.	TxCell Financial Statement Translation

The historical financial statements of TxCell for the period ended September 30, 2018 included in Exhibit 99.2 to the Company’s Current Report on Form 8-K/A filed with the SEC on January 7, 2019 were prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) and presented in Euros. For purposes of preparing the unaudited pro forma condensed combined statement of operations, the historical financial information of TxCell was translated from Euros to US dollars using the historical average exchange rate for the nine months ended September 30, 2018 of 1.194.

4.	Pro Forma Adjustments

The unaudited pro forma condensed combined statement of operations includes the following pro forma adjustments:

A.	Adjustment to eliminate the historical transaction costs incurred related to the Block Transaction that were expensed by the Company and TxCell.

B.

Adjustment to eliminate TxCell interest expense related to historical convertible debt either redeemed in connection with the Block Transaction or converted into TxCell Ordinary Shares that were acquired as part of the Block Transaction in accordance with the original terms of these instruments.

C.	Adjustment to reflect the share of TxCell net loss attributable to the noncontrolling interest prior to the Acquisition Date.